Exhibit 10.3

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This First Amendment to Registration Rights Agreement (this “Amendment”) is entered into as of June 14, 2026, by and among Comtech Telecommunications Corp., a Delaware corporation (the “Company”), and the entities named on the signature pages to this Amendment (each, an “Investor” and collectively, the “Investors”). Capitalized terms used but not defined elsewhere herein are defined in the Registration Rights Agreement (as defined below).

Whereas, the Company and Investors are party to that certain Registration Rights Agreement, dated as of March 3, 2025 (the “Registration Rights Agreement”);

WHEREas, on the date hereof, the Company is issuing warrants to purchase shares of the Company’s Common Stock to certain investors parties to the Registration Rights Agreement pursuant to that certain Subordinated Credit Agreement, dated as of October 17, 2024 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among the Company, the lenders party thereto and U.S. Bank Trust Company, National Association, as Administrative Agent, as amended (the “New Warrants”);

WHEREAS, the Company and the Investors desire to amend the definition of “Registrable Securities” in the Registration Rights Agreement to include any shares of Common Stock issued or issuable upon exercise of the New Warrants; and

Whereas, pursuant to Section 6.8 of the Registration Rights Agreement, the Registration Rights Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Holders of a majority of the Registrable Securities outstanding at the time of such amendment, and the Investors are collectively Holders of a majority of the Registrable Securities outstanding as of the date hereof.

Now, Therefore, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Amendment to the Registration Rights Agreement.

(a)            Effective as of the date hereof, the definition of “Registrable Securities” in Exhibit A to the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Registrable Securities” means (a) any shares of Common Stock issued or issuable upon conversion of any shares of Series B-3 Preferred Stock without regard to any limitation on conversion set forth in the Certificate of Designations, (b) any other shares of Common Stock issued in respect of preemptive rights of the Holders or acquired by the Holders in the open market or otherwise, (c) any shares of Common Stock issued or issuable upon the exercise of any Warrants without regard to any limitation on exercise set forth in the Warrants, (d) any shares of Common Stock issued or issuable upon the exercise of the warrants to purchase shares of Common Stock, dated June 14, 2026, issued by the Company to certain Investors parties thereto pursuant to that certain Subordinated Credit Agreement, dated as of October 17, 2024 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among the Company, the lenders party thereto and U.S. Bank Trust Company, National Association, as administrative agent, as amended (the “Lender Warrants”), without regard to any limitation on exercise set forth in the Lender Warrants, and (e) any Common Stock or other securities issued in respect of the securities described in clauses (a) through (d) above or this clause (e) upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or similar event; provided, however, that the securities described in clauses (a) through (d) and this clause (e) above shall only be treated as Registrable Securities until the earliest of: (i) the date on which such security has been registered under the Securities Act and disposed of in accordance with an effective Registration Statement relating thereto; (ii) the date on which such security has been sold pursuant to Rule 144 (or another transaction that constitutes a sale under the Securities Act) and the security is no longer a Restricted Security; (iii) following any date that the Holders collectively own or have a right to receive (by conversion, acquisition, exercise or otherwise) Registrable Securities having a value of less than $20,000,000 (based on then current market price), the date on which the Holder of the securities is able to immediately sell such securities under Rule 144 without any restrictions or limitation on transfer (and without the requirement for the Company to be in compliance with the current public information required under subsection (c)(1) of Rule 144), as reasonably determined by the Holder; and (iv) with respect to any such security, the date on which such security and the instrument that may result in the issuance of such security shall have ceased to be outstanding.

2.            References. Each reference to “this Agreement,” “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Registration Rights Agreement shall, effective from the date hereof, refer to the Registration Rights Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Registration Rights Agreement and references in the Registration Rights Agreement, as amended hereby, to “the date hereof,” “the date of this Agreement” and other similar references shall in all instances continue to refer to March 3, 2025.

3.            Miscellaneous.

(a)            The terms, conditions and provisions of the Registration Rights Agreement, as amended by this Amendment, remain in full force and effect. The parties agree that, except as expressly provided in Section 1 of this Amendment, all other provisions of the Registration Rights Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Registration Rights Agreement or any of the documents referred to therein. This Amendment forms an integral and inseparable part of the Registration Rights Agreement. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties.

(b)            This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Registration Rights Agreement, as though the other provisions of this Amendment were set forth in the Registration Rights Agreement. Each of the provisions under Section 6.1 (Counterparts), Section 6.2 ( Governing Law; Waiver of Jury Trial), Section 6.7 (Headings), Section 6.9 (Interpretation; Absence of Presumption) and Section 6.10 ( Severability) of the Registration Rights Agreement shall be incorporated into this Amendment by reference as if set out in full herein, mutatis mutandis.

(Signature page follows)

The parties have executed and delivered this Amendment as of the date indicated in the first sentence of this Amendment.

COMPANY:

COMTECH TELECOMMUNICATIONS CORP.

By:	/s/ Michael A. Bondi
Name: Michael A. Bondi
Title: Chief Financial Officer

[Signature Page to First Amendment to Registration Rights Agreement]

INVESTORS:

White Hat Strategic Partners LP

By: White Hat SP GP LLC, its General Partner

By:	/s/ Mark Quinlan
Name: Mark Quinlan
Title: Managing Member

White Hat Strategic Partners II LP

By: White Hat SP GP II LLC, its General Partner

By:	/s/ Mark Quinlan
Name: Mark Quinlan
Title: Managing Member

[Signature Page to First Amendment to Registration Rights Agreement]

MAGNETAR STRUCTURED CREDIT FUND, LP
By: Magnetar Financial LLC, its general partner

By:	/s/ Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer – Funds

MAGNETAR LONGHORN FUND LP
By: Magnetar Financial LLC, its investment manager

By:	/s/ Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer – Funds

PURPOSE ALTERNATIVE CREDIT FUND - F LLC
By: Magnetar Financial LLC, its investment manager

By:	/s/ Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer – Funds

PURPOSE ALTERNATIVE CREDIT FUND - T LLC
By: Magnetar Financial LLC, its manager

By:	/s/ Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer – Funds

[Signature Page to First Amendment to Registration Rights Agreement]

MAGNETAR LAKE CREDIT FUND LLC
By: Magnetar Financial LLC, its manager

By:	/s/ Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer – Funds

MAGNETAR ALPHA STAR FUND LLC
By: Magnetar Financial LLC, its manager

By:	/s/ Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer – Funds

MAGNETAR CAPITAL FUND II LP
By: Magnetar Financial LLC, its investment manager

By:	/s/ Lavonne Harris
Name: Lavonne Harris
Title: Chief Financial Officer – Funds

[Signature Page to First Amendment to Registration Rights Agreement]